Exhibit 99.1

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First Community Bancorp

Rancho Santa Fe, CA

presentation to

11th Annual Friedman Billings Ramsey

Investor Conference

December 1, 2004

[LOGO]

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve inherent risks and uncertainties. First Community Bancorp cautions readers that a number of important factors could cause actual results to differ materially from those in such forward-looking statements.  All statements other than statements of historical fact are forward-looking statements.  Risks and uncertainties include, but are not limited to: the possibility that personnel changes will not proceed as planned; planned acquisitions and relative cost savings cannot be realized or realized within the expected time frame; costs and uncertainties related to the outcome of pending litigation; revenues are lower than expected; competitive pressure among depository institutions increases significantly; the integration of acquired businesses costs more, takes longer or is less successful than expected; the cost of additional capital is more than expected; changes in the interest rate environment reduces interest margins; general economic conditions, either nationally or in the market area in which First Community does business, are less favorable than expected; legislation or regulatory requirements or changes that adversely affect First Community’s business or regulatory capital requirements; changes that may occur in the securities markets; and other risks that are described in First Community’s Securities and Exchange Commission filings.  If any of these risks or uncertainties materializes or any of these assumptions proves incorrect, First Community’s results could differ materially from those expressed in, implied or projected by such forward-looking statements.  First Community assumes no obligation to update such forward-looking statements.

Investors and security holders are urged to read First Community Bancorp’s annual report on Form 10-K, quarterly reports on Form 10-Q and other documents filed by the Company with the Securities and Exchange Commission.  The documents filed by First Community with the Commission may be obtained at First Community Bancorp’s website at www.firstcommunitybancorp.com or at the Commission’s website at www.sec.gov.  These documents may also be obtained free of charge from First Community by directing a request to: First Community Bancorp c/o Pacific Western Bank, 275 North Brea Boulevard, Brea, CA 92821. Attention: Investor Relations. Telephone 714-671-6800.

Stock Summary

NASDAQ Symbol	FCBP

Fully Diluted Shares	16.04 Million*

Market Capitalization	$670.5 Million **

Average Volume	43,318 shares per day **

Dividends Per Share (Annualized)	$0.88 per year (2.04% yield) **

Analyst Coverage	Friedman Billings Ramsey Keefe, Bruyette & Woods, Inc. Stifel, Nicolaus & Company, Inc.

*                 Fully diluted shares as of 9/30/04

**          Per share price of $43.15 and data as of 11/18/04

Investment Hypothesis

•                  A growing economy drives organic growth

•                  Small/medium-sized businesses represent a large fragmented market

•                  Aggressive expense management is critical in a consolidating business like banking

•                  Keep the business model simple

•                  Great execution beats great strategy

Market Area

First Community Bancorp believes that the geographic triangle that extends from Los Angeles to Palm Springs to San Diego forms a highly integrated and vibrant marketplace

[GRAPHIC]

A Growing Economy is Essential for Strong Organic Growth

•                  Southern California is the 11th largest economy in the world*

•                  Diversity of industries, population growth, substantial international trade and a large, well-trained workforce are growth drivers

•                  Los Angeles, Riverside, San Bernardino, Orange and San Diego were among the ten fastest growing counties in the U.S. between 2000 and 2003**

•                  The size and diversity of the region has provided a foundation for solid organic growth and the transformation of  FCBP’s balance sheet

Source:        * Los Angeles Economic Development Corporation, www.laedc.info/pdf/Forecast-2003-07.pdf

** By numerical increase.  Source: http://www.census.gov/Press-Release/www/releases/archives/population/001758.html

California Job Growth

[CHART]

Source: Los Angeles Economic Development Corporation

* Forecast

Percentage of Total Deposits by County

[CHART]

Our Focus is Small/Medium-sized Businesses

•                  The large banks are focused on selling standardized products and services

•                  A large market exists for personalized service with unique solutions to the problems faced by small/medium-sized businesses

•                  Most customers seeking highly personalized services are somewhat insensitive to price

The Mix of our Loans Reflects Our Commitment to Business Banking

[CHART]

Expense Management is Critical in a Consolidating Business Like Banking

•                  Revenue can fluctuate, but expenses can be managed

•                  Effective expense management must focus on each component of operating cost:

•                  Interest

•                  Operating

•                  Credit

Pricing Discipline Delivers the Benefits of a Good Deposit Mix

•                  First Community seeks to price each of its  deposit products in the third quartile among its peers

•                  Deposit changes are monitored continuously to understand sensitivity to pricing decisions

•                  Borrowings are generally used to cover short-term funding needs or financing for acquisitions

Funding Mix Facilitates Management of  Interest Expense

	California Banks *	First Community 9/30/04
Deposit Mix
Nonint.-bearing	19%	42%
Other Transaction	46%	40%
CDs	31%	12%
Borrowings**	4%	6%
	100%	100%

*                 Source: SNL DataSource and represents the average of all California-based banks as of 6/30/04

**          Excludes trust preferred securities

Historical Deposit Mix - Noninterest-Bearing FCBP vs. California Banks

[CHART]

Source: SNL DataSource and Company reports

Historical Deposit Mix - CDs FCBP vs. California Banks

[CHART]

Source: SNL DataSource and Company reports

Average Branch Size* is a Key Element in Expense Management…

[CHART]

* Period-end deposits/Period-end branches

…and Average Noninterest-Bearing Deposits per Branch is Equally Critical

[CHART]

As of 6/30/04

Source: SNL DataSource and Company reports

The Rapid Assimilation of Acquisitions is Important in Expense Management

•                  All acquisitions have been fully integrated

•                  Redundant expenses have been eliminated

•                  Policies and procedures have been standardized

•                  Priority is given to acquisitions that improve operational efficiency

Good Execution and Focused Resource Deployment have Improved Efficiency

Efficiency Ratio *	Noninterest Expense to Assets **

[CHART]	[CHART]

*                 Total noninterest expense as a percentage of net interest income and noninterest income

**          Total noninterest expense to average assets

Credit Expense can be Controlled by Sound Underwriting

Nonperforming to Loans & OREO	Reserves to Nonaccrual

[CHART]	[CHART]

Nonperforming assets continue to trend downward despite the acquisition of certain banks with troubled portfolios while reserves remain strong

Financial Progress for 2004

	At or YTD 09/30/04	At or YTD 12/31/03
ROAA	1.31%	1.41%
Efficiency	55.9%	54.8%
Net Interest Margin	5.49%	5.24%
Nonperforming Assets to Loans and OREO	0.32%	0.46%

Our Execution has Resulted in Consistent Earnings Growth

[CHART]

*                 First Call Consensus 2004 EPS estimates as of 11/04/04. First Community does not provide earnings guidance. Analyst estimates are provided for convenience only and First Community is not hereby endorsing or adopting such estimates or the projections of any other research analysts which cover the Company.

First Community Stock has been a Strong Performer…

[CHART]

Data as of 11/18/04

…Outperforming the Nasdaq Bank Index by a Wide Margin

[CHART]

Source: Yahoo

First Community is Well-Positioned for the Future

•                  Experienced management team

•                  Excellent market characteristics

•                  Disciplined management process

•                  Simple business model

First Community Bancorp

Rancho Santa Fe, CA